UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 23, 2019

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

As discussed in previous filing dated the 4th September 2019, Registrant and stakeholders have been structuring unique wealth management products cross connecting potential investors world over into value adding opportunities/assets, income generating real estate assets and infrastructure development as target niche areas for wealth building.

The researched effort, planning, structuring, test seeding and promotion of these products have now progressed into fruition helping the Registrant to facilitate, dissipate and promote structured products as a shift away from routine market instruments.

Beginning its operations in India, Registrant identified some value assets and extended them as opportunity investment for its stakeholders, affiliates, customers and others, retaining a portion of the ownership and management and control over the asset/ business for itself as its sweat equity holding. As discussed in previous reporting, Registrant does not earn any advisory or investment banking income but retains value spread, equity ownership and control of the asset/business upon transaction closure.

Fulfilling closure of such one identified value opportunity, Registrant structured and facilitated the buyout of hotel assets of an Indian listed Firm to one of its over-the-top ultra high net worth investor. Buyout is complete with a leading Asset Management Company (AMC) front-ending the transaction. Registrant confirms accrual of $4.82 Million for reporting in its Third Quarter (Dec-Feb) of the Financial Reporting Period June 1 – May 31, 2019 – 20.

THE AMOUNT IS ACCRUED BUT CASH IS YET TO BE REPORTED AS RECEIVED. IF THE INVESTOR BACKS-OFF PAYING COMPENSATION TO THE REGISTRANT FOR ANY REASON, IT CAUSES LOSS OF EFFORTS, EARNING RECOGNITION AND VALUE IN EQUITY.

Progressing further, Registrant as a participant and an assignee for its or its affiliate partners’ clients, is structuring the following transactions under its REIT/InvIT Practice

(a)

A Private Hospitality REIT in the US that would funnel investments for an all equity buyout through specially structured entities into an Indian Infrastructure Investment Trust (InvIT). Registrant is planning to hold and convert certain premium hospitality assets into Medical Diagnostic-cum-Alternate Medical Tourism Centers. An Indian Ayurvedic Physician Expert who owns a world renowned Ayurvedic Center in Mysore India along with other top of the line physicians across the globe intend rejigging Medical Tourism into India by establishing state-of-the-art Global Wellness Centers for attracting patients across the world to provide affordable medical wellness programs/treatments in India;

(b)

A Private Residential REIT in US and Registered REIT in India to hold full service suites and virtually connected Indian Residential Apartment Units as rental income generating assets;

(c)

A Private REIT in US and Registered Education InvIT in India to hold schooling facilities, sports complexes, full service suites, villas, virtually connected Residential Apartments, Hostels, Hotels, Health Care and other Infrastructure at a Hill Station in Maharashtra;

(d)

A Financial Services Company acquisition for a specific investor

(e)

A multi Billion Dollar Airline Acquisition for a group of specific Investors

Total Value of the transactions in progress is estimated around USD 7-8 Billion in asset value and if all the transactions conclude successfully, Registrant is expecting around $80 - $100 Million in Gross Cash Revenues, excluding any equity value earned.

Deloitte Indian Arm is appointed as the Coordinating Service Provider for advising Registrant on transaction structuring, Taxation and Regulatory aspects.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY THE TRANSACTIONS THROUGH CLOSURE AND THERE IS NO GUARANTEE THAT CERTAIN OF TRANSACTIONS WILL CONSUMATE AT ALL. THERE IS NO GUARANTEE THAT REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME EVEN IF ALL TRANSACTIONS CLOSE SUCCESSFULLY. THERE IS NO GUARANTEE THAT SERVICE PROVIDERS WILL BE ABLE TO EFFICIENTLY STRUCTURE THE TRANSACTION. SECURITIES EXCHANGE BOARD OF INDIA MAY NOT APPROVE REGISTRATION OF REIT/INVIT. NEED MAY ARISE FOR PRIVATE REIT(S) IN THE USA TO BE REGISTERED WITH SEC IN WHICH CASE THE TRANACTIONS MAY TURN MORE COMPLEX AND TIME CONSUMING TO HANDLE, FORCING INVESTORS AND/OR TARGET ACQUISITIONS TO WALK AWAY FROM THE TRANSACTION. FAILURE TO CONCLUDE ANY TRANSACTION OR SHORTFALL OF ANTICIPATED INCOME AND INEFFICIENT STRUCTURE ADVISED SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUES SOME OTHER TRANSACTIONS. IT WOULD ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT.

Though the Registrant is progressing to execute all practice opportunities listed in this Form 8-K filing, Registrant reserves the right to invest into other opportunities at its sole discretion. As discussed in earlier filing, Registrant is not conducting any investment banking or advisory activity.

Registrant’s intent to conduct Wealth Management Activity in India through an affiliate or subsidiary is subject to the regulatory and Securities Exchange Board of India guidelines, rules and regulations.

The activities of the Registrant may be categorized as miscellaneous holding company activity. Income generation from the Registrant’s business activities would stem from dividends, revenue, and other interests.

As the hospitality transaction is successfully concluded and income is accrued now, Registrant is expecting receipt of substantial investment subscription, improvement in operational cash flows, realization of anticipated revenue and Enterprise Value, possibly evolving the Registrant into a multi-billion dollar asset holding company. Expecting major turnaround Registrant is contemplating to become fully compliant, expand existing stock, issue additional shares, options and warrants, raise fresh capital, add senior management and expand operations and place efforts to relist or regularize trading in its stock.

However, Registrant has been incurring financial costs in its endeavor and attempt to hold diversified miscellaneous holding company activity. Registrant’s consideration to identify and acquire assets/business opportunities in India and elsewhere, incurring heavy costs towards traveling, due-diligence and transaction sourcing so far resulted in significant operational losses for the Registrant, which situation may qualify it now as a Regulation A+ Company and help the Registrant to test seed and raise required working capital under Regulation A+ and Regulation S and possibly list on the New York Stock Exchange.

There is however no guarantee that Registrant shall turn successful in establishing practice or acquiring identified assets/opportunities. There is no guarantee that Registrant will be able to raise required capital to meet its expanded operation. There is no guaranteed that Registrant will qualify or NYSE will grant permission for listing the company on its floor. There is no guarantee further that any of Registrant’s expectations will turn true severely impacting the conduct of the business, its valuation, revenue and profits, listing, stock price, sustenance and survival and all of its stakeholders and investors may be put to severe loss even completely eroding their invested capital.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks involved in each of the assets, businesses, opportunities, practice areas and the conduct of business itself even if the Registrant has been following enough care in mitigating such risks. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and public in interest may have server impact due to the effects that these risks may influence upon the Registrant in its conduct and operations.

There is no guarantee that Registrant will see enough revenue or profits that will help it sustain and run business operations in continuance.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

December 23, 2019	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman